UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 20, 2024

Name of Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, Commission File Number, IRS Employer Identification Number

ALLIANT ENERGY CORPORATION
(a Wisconsin Corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311
Commission File Number - 1-9894
IRS Employer Identification Number - 39-1380265

INTERSTATE POWER & LIGHT COMPANY
(an Iowa corporation)
Alliant Energy Tower
Cedar Rapids, Iowa 52401
Telephone (319) 786-4411
Commission File Number - 1-4117
IRS Employer Identification Number - 42-0331370

(Former name or former address, if changed since last report.)

This combined Form 8-K is separately filed by Alliant Energy Corporation and Interstate Power and Light Company.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Alliant Energy Corporation, Common Stock, $0.01 Par Value, Trading Symbol LNT, Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Alliant Energy Corporation - Emerging growth company ☐
Interstate Power and Light Company - Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Alliant Energy Corporation ☐
Interstate Power and Light Company ☐

Item 2.06    Material Impairment.

On June 20, 2024, Alliant Energy Corporation (Alliant Energy) and Interstate Power and Light Company (IPL), a wholly-owned subsidiary of Alliant Energy, concluded they will incur a one-time charge for the three and six months ending June 30, 2024, related to the non-unanimous settlement agreement reached with the Office of Consumer Advocate and the Iowa Business Energy Coalition for IPL’s retail electric rate review. As a result of the settlement agreement, IPL concluded that it is no longer probable that it will earn a return on the regulatory asset for IPL’s retired coal-fired Lansing Generating Station from its retail customers when final rates are expected to be implemented later in 2024. The amount of the non-cash pre-tax charge is approximately $60 million (resulting in an after-tax charge of approximately $45 million, or approximately $0.17 per diluted share). The settlement agreement is subject to approval by the Iowa Utilities Board.

Statements regarding the asset valuation charge on the regulatory asset related to the Lansing Generating Station are forward-looking statements intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, such statements. Some, but not all, of the risks and uncertainties include final regulatory approvals and final valuations. Alliant Energy assumes no obligation, and disclaims any duty, to update the forward-looking statements in this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation and Interstate Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: June 24, 2024	By:/s/ Robert J. Durian
Robert J. Durian
Executive Vice President and Chief Financial Officer

INTERSTATE POWER AND LIGHT COMPANY

Date: June 24, 2024	By:/s/ Robert J. Durian
Robert J. Durian
Executive Vice President and Chief Financial Officer